COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2021
Disclosure of Commitments And Contingencies [Abstract]
COMMITMENTS AND CONTINGENCIES	COMMITMENTS AND CONTINGENCIES
Material agreements
At the end of 2021 the Company had several agreements with third parties related to the manufacturing of RUCONEST and development of new products. In these agreements certain minimum volumes are committed. Total potential liabilities under these agreements are approximately US$97.3 million (2020: US$21.9 million), of which US$22.2 million relates to 2022 and US$75.0 million relates to 2023 and further. All expenditures relate to the cost of goods.
Lease agreements
The Company has signed a new 15 year lease contract for an office building at the Pivot Park in Oss, The Netherlands. Pharming is committed for future lease payments over the term of the lease. The lease price has yet to be determined. When the lease commences, the office building will be accounted for as a right-of-use asset and liability in line with IFRS 16.
Leniolisib milestone commitments
As part of the agreements to in-license Leniolisib, Pharming is committed to certain milestone payments based on actual world wide annual sales. Considering the current testing and approval stage of Leniolisib, management concludes that it is probable that these milestone payments will be achieved. These milestone payments can results in a liability of maximum US$200 million. In addition to these milestone payments, the Company has agreed to pay royalty fees to Novartis. These royalties are calculated as a fixed percentage over net sales, growing to a maximum of 18% when net sales exceeds US$300 million. These royalty payments have a term of 10 years.